Exhibit 32.1

CERTIFICATION AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SBT Bancorp, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Martin J. Geitz, Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

(i)      The quarterly report of the Company on Form 10-Q for the period ended September 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)      The information contained in the quarterly report of the Company on Form 10-Q for the period ended September 30, 2015 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martin J. Geitz
Martin J. Geitz
Chief Executive Officer
Date: November 13, 2015